Exhibit 99.1

Press Release

VERAXA Biotech Shareholders Approve Merger and Issuance of New Shares to Voyager Acquisition Corp.

ZURICH, SWITZERLAND – March 2, 2026 -- VERAXA Biotech AG (“VERAXA”), an emerging leader in designing novel cancer therapies, today announced that its shareholders approved the merger between VERAXA and Veraxa Biotech Holding AG and the issuance of new shares of the combined company at the Extraordinary General Meeting (“EGM”) on February 27, 2026. Both resolutions are prerequisites for the closing of the proposed business combination (the “Business Combination”) among VERAXA, Veraxa Biotech Holding AG and Voyager Acquisition Corp. (NASDAQ: VACH, “Voyager”), a special purpose acquisition company sponsored by Cantor Fitzgerald & Co., Voyager Acquisition Sponsor Holdco LLC, and Odeon Capital Group LLC.

The merger will be carried out by means of an absorption merger. Veraxa Biotech Holding AG, as the acquiring company, will take over VERAXA as the transferring company and simultaneously change its name to Veraxa Biotech AG. VERAXA will continue to operate under its existing management team led by Chief Executive Officer, Christoph Antz. Additionally, the EGM approved an ordinary capital increase of a maximum of CHF 223,400.00 and offering the corresponding number of shares to the shareholders of Voyager in connection with the business combination.

“We appreciate our shareholders’ support and their approval to take the next steps in our business combination process with Voyager”, said Christoph Antz, Ph.D., Chief Executive Officer of VERAXA. “VERAXA is well-positioned to generate significant long-term value by addressing the growing need for safer and more effective cancer therapies with a focus on antibody-drug conjugates and bispecific
T cell engagers. We look forward to continuing our path to becoming a leading innovator in cancer medicine.”

Subject to the approval of Voyager’s shareholders, VERAXA and Voyager will commence final procedures towards closing the Business Combination and the expected trading of shares of the combined company on NASDAQ under the symbol “VRXA”. The resolutions of the EGM are subject to the condition of the approval of the Business Combination by Voyager’s shareholders.

About the Business Combination

On April 22, 2025, VERAXA entered into a definitive business combination agreement (the “Business Combination Agreement”) with Voyager Acquisition Corp., a Cayman Islands exempted company and special purpose acquisition company targeting the healthcare sector (NASDAQ: VACH, “Voyager”). Upon closing of the Business Combination, the combined company is expected to become a publicly traded company listed on NASDAQ trading under the symbol “VRXA”.

VERAXA Biotech AG / Talacker 35 / CH-8001 Zürich

VERAXA Biotech GmbH / Im Neuenheimer Feld 584 / 69120 Heidelberg

The description of the Business Combination contained herein is only a high-level summary and is qualified in its entirety by reference to the underlying documents filed with the Securities and Exchange Commission (the “SEC”). A more detailed description of the terms of the transaction has been provided in a proxy statement/prospectus filed with the SEC by Voyager on February 19, 2026.

About VERAXA Biotech AG

At VERAXA, we are building a premier engine for the discovery and development of next-generation antibody-based therapeutics, including bispecific ADCs, bispecific T cell engagers and other innovative formats. Powered by a suite of transformative technologies and guided by rigorous quality-by-design principles, we are rapidly advancing our pipeline of ADCs and proprietary BiTAC formats into clinical development and beyond. VERAXA was founded on scientific breakthroughs made at the European Molecular Biology Laboratory, a world-renowned institution known for pioneering life science research and cutting-edge technology.

For regular updates about VERAXA Biotech, visit www.veraxa.com. You can also follow us on LinkedIn.

About Voyager Acquisition Corp.

Voyager is a special purpose acquisition company with a bold mission: to revolutionize the healthcare sector through a merger, stock purchase, or business combination. Our team of experienced executives includes unparalleled expertise in investing, operations, and medical innovation, supported by a vast network of connections. With these strengths, we not only seek to drive success but commit to scaling companies to unprecedented heights in the healthcare industry. For more information, please visit https://www.voyageracq.com.

Participants In the Solicitation

Voyager, VERAXA, and their respective directors, executive officers, other members of management, and employees may be deemed participants in the solicitation of proxies from Voyager’s stockholders with respect to the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Voyager’s directors and officers in Voyager’s filings with the SEC, including the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, amendments and supplements thereto, and other documents filed with the SEC. Such information with respect to VERAXA’s directors and executive officers is also included in the proxy statement/prospectus. You may obtain free copies of these documents as described below under the heading “Additional Information and Where to Find It”.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Voyager or VERAXA, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

VERAXA Biotech AG / Talacker 35 / CH-8001 Zürich

VERAXA Biotech GmbH / Im Neuenheimer Feld 584 / 69120 Heidelberg

Forward-Looking Statements

This press release includes certain statements that may be considered forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include, without limitation, statements about future events or Voyager’s or VERAXA’s future financial or operating performance. For example, statements regarding VERAXA’s anticipated growth and the anticipated growth and other metrics, statements regarding the benefits of the Business Combination, and the anticipated timing of the completion of the Business Combination are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology.

These forward-looking statements regarding future events and the future results of Voyager and VERAXA are based on current expectations, estimates, forecasts, and projections about the industry in which VERAXA operates, as well as the beliefs and assumptions of Voyager’s management and VERAXA’s management. These forward-looking statements are only predictions and are subject to, without limitation, (i) known and unknown risks, including the risks and uncertainties indicated from time to time in the final prospectus of Voyager relating to its initial public offering filed with the SEC, and in the proxy statement/prospectus filed by Voyager and VERAXA on February 19, 2026, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by Voyager; (ii) uncertainties; (iii) assumptions; and (iv) other factors beyond Voyager’s or VERAXA’s control that are difficult to predict because they relate to events and depend on circumstances that will occur in the future. They are neither statements of historical fact nor promises or guarantees of future performance. Therefore, VERAXA’s actual results may differ materially and adversely from those expressed or implied in any forward-looking statements and Voyager and VERAXA therefore caution against relying on any of these forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Voyager and its management and VERAXA and its management, as the case may be, are inherently uncertain and are inherently subject to risks, variability and contingencies, many of which are beyond Voyager’s or VERAXA’s control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement and any subsequent definitive agreements with respect to the Business Combination; (ii) the outcome of any legal proceedings that may be instituted against Voyager, VERAXA, or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (iii) the inability to complete the Business Combination due to the failure to obtain consents and approvals of the shareholders of Voyager, to obtain financing to complete the Business Combination or to satisfy other conditions to closing, or delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the Business Combination Agreement; (iv) the failure to realize estimated shareholder redemptions, purchase price and other adjustments; and (v) other risks and uncertainties set forth in the filings by Voyager with the SEC. There may be additional risks that neither Voyager nor VERAXA presently know or that Voyager and VERAXA currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Any forward-looking statements made by or on behalf of Voyager or VERAXA speak only as of the date they are made. None of Voyager or VERAXA undertakes any obligation to update any forward-looking statements to reflect any changes in their respective expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based.

VERAXA Biotech AG / Talacker 35 / CH-8001 Zürich

VERAXA Biotech GmbH / Im Neuenheimer Feld 584 / 69120 Heidelberg

Additional Information and Where to Find It

In connection with the Business Combination Agreement, Voyager and VERAXA have filed a proxy statement/prospectus of Voyager, and will file other documents regarding the proposed transaction with the SEC. This communication is not intended to be, and is not, a substitute for the proxy statement/prospectus or any other document that Voyager has filed or may file with the SEC in connection with the proposed transaction. The definitive proxy statement and other relevant materials for the proposed transaction have been mailed or made available to stockholders of Voyager as of a record date to be established for voting on the proposed transaction.

Before making any voting or investment decision, investors and stockholders of Voyager are urged to carefully read the entire registration statement, the proxy statement/prospectus, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, and the documents incorporated by reference therein, because they will contain important information about Voyager, VERAXA, and the proposed transaction. Voyager’s investors and stockholders and other interested persons can also obtain copies of the registration statement, the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, other documents filed with the SEC that will be incorporated by reference therein, and all other relevant documents filed with the SEC by Voyager and/or VERAXA in connection with the transaction, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Voyager at the address set forth below.

Contact

VERAXA Biotech AG	Voyager Acquisition Corp.

Dr. Christoph Antz CEO Email: antz@veraxa.com	Mr. Adeel Rouf CEO, and Director Email: adeel@voyageracq.com

For Media and Investors Mario Brkulj Valency Communications Email: mbrkulj@valencycomms.eu

VERAXA Biotech AG / Talacker 35 / CH-8001 Zürich

VERAXA Biotech GmbH / Im Neuenheimer Feld 584 / 69120 Heidelberg

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